Merrill Lynch

Global Transportation Conference

June 12, 2002

Continental Airlines

Please note that the discussion today contains forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

Gordon Bethune
Chairman & CEO

CO Outperforms the Industry

Net Loss per Available Seat Mile
First Quarter 2002



CAL
AWA
NWAC
DAL
AMR
UAL
US
0
(1)
(2)
(3)
Net Loss per ASM (cents)
(0.60)
(0.79)
(0.79)
(1.13)
(1.37)
(1.42)
(2.05)

Data excludes extraordinary items and non-recurring charges

CO Capacity Matches Demand

Load Factor Premium to the Industry



Load Factor Premium to Industry (pts)
5
4
3
2
1
0
2.1
1.2
1.3
4.1
3.5
1Q01
2Q01
3Q01
4Q01
1Q02

Source: Company Reports; Industry = ALK, AMR, AWA, CAL, DAL, LUV, NWAC, UAL, US

CO Continues RASM Premium

(Length of Haul Adjusted)



RASM % of Industry
120
115
110
105
100
113.9
112.3
111.0
113.6
115.2
1Q01
2Q01
3Q01
4Q01
1Q02

Domestic Data per ATA Definitions
Excludes Southwest Airlines
Based on Net RASM

Exceptional Completion Factor



D.O.T. Completion %
100%
99%
98%
97%
96%
95%
98.1%
96.7%
98.7%
97.7%
99.8%
98.6%
99.8%
99.0%
99.8%
2000
2001*
1Q02
Apr-02
May-02
Continental
Industry

Industry data per D.O.T. ATCR definition
*Non-weighted average; data excludes Sept 11-30

Superb Operating Performance


D.O.T. On-Time
% Arrivals within 14 minutes
90%
85%
80%
75%
70%
65%
60%
83.8%
81.0%
87.0%
84.7%
84.8%
78.6 %
87.9%
82.6%
86.0%
January
February
March
April
May
Continental
Industry

Industry data per D.O.T. ATCR definition

Industry Leading Product

Consistent Customer Satisfaction



Airline of the Year



2002
Best Elite-Level Program



Great Employees - Great Place to Work
Only Airline to make *Fortune's* 2002 List



FORTUNE
100 BEST
1999
100
BEST COMPANIES TO WORK FOR
TUNE
2000
2002
BEST
COMPANIES
TO WORK FOR
2001

Fourth Year in a Row

What Are We Getting for Our Money?

Industry's Cost of Security



$7
$6
$5
$4
$3
$2
$1
$0
$ Billions
$0.6B
$6.8B
2000 Est. Costs
TSA Budget

Source: Analyst Report; The National Review

TSA Needs to Reduce Hassle Factor of Airport Security

- Use Intelligence to Focus on Threats, Not Things
- Implement Trusted Traveler Program
- Stop Harassing Airplane Crews
- Stop Doing Things that May Look Good but Do No Good (i.e. random searches at gates)
- Buy High Throughput Explosive Detection Equipment that Works
- Deliver on Secretary Mineta's Promise of Maximum 10-Minute Security Checkpoint Wait Time

Larry Kellner
President

EBITDAR Margin Higher Than Industry
First Quarter 2002


20%
0%
(20%)
EBITDAR Margin
11.9%
6.2%
2.4%
2.1%
(3.9%)
(5.5%)
(9.2%)
Industry
(0.7)%
CAL
AWA
NWAC
DAL
AMR
UAL
US

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Excludes non-recurring items

Best System RASM
First Quarter 2002
(Length of Haul Adjusted)



Revenue per ASM (cents)
10
8
6
4
8.77
8.61
8.27
8.05
7.12
6.93
6.06
Industry 7.85
CAL
UAL
AMR
NWAC
US
DAL
AWA

Industry Domestic Capacity Has Come Back



Scheduled Domestic Capacity
Year-Over-Year % Change
2Q02
Ind. Avg.
(7.4%)
5%
0%
(5)%
(10)%
(15)%
(20)%
(25)%
Year Over Year % Change in ASMs
1Q02
2Q02
US
CAL
NWAC
DAL
Others
UAL
AMR

Change 2nd vs. 1st Qtr Capacity	US	CAL	NWAC	DAL	Others	UAL	AMR
	(1.5)	(0.7)	(0.6)	2.3	2.9	4.6	6.9

Source: Domestic US Scheduled Airlines - OAG (July 1999-July 2002), May 2002

Return of Business Traveler Slow And Yields Remain Depressed



Domestic Business Passengers
% Change Year Over Year
(5)%
(20)%
(35)%
(31.5)%
(24.7)%
(25.7)%
(23.0)%
(21.3)%
January
February
March
April
May (E)
Domestic Business Yield
% Change Year Over Year
(5)%
(20)%
(35)%
(13.6)%
(12.0)%
(11.3)%
(12.6)%
(12.3)%
January
February
March
April
May (E)

Short Haul More Negatively Impacted than Long Haul

O & D Domestic Passengers
Year-Over-Year % Change


0%
(10)%
(20)%
(30)%
(40)%
(34)%
(14)%
(8)%
Jan - Apr
Short Haul
Medium Haul
Long Haul


% of Departures
50%
40%
30%
20%
10%
0%
20%
41%
39%
Jan - Apr
Short Haul
Medium Haul
Long Haul

Short Haul = less than 250 miles
Medium Haul = 250-750 miles
Long Haul = over 750 miles

AirTrain to Newark
Less Hassle, Quicker Service


Train Service
NY Penn
NIA
EWR
East Orange
Kearny
Newark
Harrison
Union City
Hoboken
Jersey City
New York
Manhattan
Liberty State Park
Liberty Island
Upper New York Bay
Bayonne

	Est. Travel Time*	Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$11

*between 5-6:30p

Is It a Sin To Fly?


% Tax
Tax %
50%
40%
30%
20%
10%
0%
24%
34%
63%
Six Pack of Beer
Airline Ticket
($200 Ticket)
Cigarette Pack

Source: ATA Tax Report; Americans For Tax Reform

Jeff Misner
Senior Vice President & CFO

Targeted Cash Balance of $1.5 Billion



$1.5
$1.0
$0.5
$0.0
($Billions)
$1.0
$1.2
$1.1
$1.2
$1.3
30-Jun
30-Sep
31-Dec
31-Mar
30-JunE
--------------- 2001 ---------------
------ 2002 ------
Federal Excise Tax Deferred
Restricted Cash

Liquidity Enhanced Through Efficient Access to Capital Markets

Equity Offering – 7.75M Shares	$175M
Convertible Debt – 4.5% due 2007	$200M
ExpressJet IPO – 30M Shares @ $16	$480M
Total Additional Liquidity	$855M
Annual Interest Cost	$9M

Lowest Net Debt to EBITDAR



Net Debt to EBITDAR
20
15
10
5
0
6.8
7.7
9.8
11.7
19.8
NM
NM
Industry
9.9
CAL
NWAC
DAL
AWA
AMR
US
UAL

Balance sheet data as of 3/31/02. EBITDAR is for LTM ended 3/31/02.
Ratios include capitalized aircraft operating leases
US and UAL's Net Debt to EBITDAR of 117.1 and (146.9) was considered NM
Industry Net Debt to EBITDAR excludes UAL and US

Costs are Being Managed



3%
2%
1%
0%
(1)%
(2)%
(3)%
Year-Over-Year % Change
(0.2)%
(1.0)%
1.5%
(2.6)%
1 - 2%
0 - 1%
2001
1Q02
2002E
CASM Holding Fuel Rate Constant
CASM

Data excludes extraordinary items and non-recurring changes

Customers Embrace eService Check-In


E-Tickets as a % of Sales
60%
45%
30%
15%
0%
41%
54%
60%
62%
1999
2000
2001
1Q02


Penetration Rate
% of Eligible Customers Using eService Check-In
50%
40%
30%
20%
10%
0%
8%
21%
42%
52%
YE 99
YE00
YE01
5/31/02E
eService Centers
124
289
607
639

Fleet and Facility Projects Fully Financed



Number of Aircraft
400
300
200
100
0
352
374
375
2001
2002E
2003E
Widebody
Narrowbody

	Financing Status	Avg. Interest Rate
• Newark Global Gateway	Done	6.55%
• Cleveland Hopkins Regional Jet Terminal	Done	5.50%
• Houston Airport Terminal E	Done	6.99%

ExpressJet IPO – XJT NYSE

- Largest U.S. Airline IPO Ever
- 30 Million Shares Sold at $16.00 per Share
- 34 Million Shares Held by Continental (53%)
- Total Net Proceeds of $450 Million
- $150 Million to Fund Continental Pension Plan
- Minority Interest on Continental Income Statement (47% of XJT Net Income)

Gordon Bethune
Chairman & CEO

Continental Airlines

- Leading by Every Measure of Success
- Adequate Liquidity for the Future and $425M of XJT stock
- The Best Team in the Business
- TSA Remains the Largest Challenge


Continental